ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND STS (THE “FUND”)

SUPPLEMENT

DATED MARCH 6, 2013

to the Statement of Additional Information Dated April 30, 2012 (the “SAI”)

The Fund’s Board of Trustees approved a sub-advisory agreement between Morgan Stanley AIP GP LP, the Fund’s investment adviser, and Morgan Stanley Investment Management Limited (the “Sub-Adviser”), pursuant to which the Sub-Adviser will provide sub-advisory services to Alternative Investment Partners Absolute Return Fund, the fund in which substantially all assets of the Fund are invested (the “Master Fund”). Additionally, Morgan Stanley AIP GP LP promoted one of its analysts to the position of Portfolio Manager. Finally, effective February 27, 2013, Arthur Lev replaced Jacques Chappuis as President and Principal Executive Officer of the Fund.

In connection with these changes, the SAI is hereby supplemented as follows:

1. The following information hereby replaces in its entirety the biographical information for Mr. Chappuis contained in the Fund’s SAI:

Arthur Lev (51) 522 Fifth Avenue New York , NY 10036	President and Principal Executive Officer	Since February 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds (since June 2011) and the Morgan Stanley AIP Funds (since February 2013) in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011) and Head of Morgan Stanley AIP (since February 2013); Managing Director of Morgan Stanley Investment Management and various entities affiliated with Morgan Stanley Investment Management (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

2. The first paragraph of the “Investment Policies and Practices” section of the SAI is hereby replaced with the following:

The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 31, 2005 and commenced operations on September 1, 2006. The Fund invests substantially all of its assets in AIP Absolute Return Fund LDC, a Cayman Islands limited duration company (the “Offshore Fund”). The Offshore Fund invests substantially all of its assets in Alternative Investment Partners Absolute Return Fund, a Delaware statutory trust that is a non-diversified closed-end management investment company (the “Master Fund”). Morgan Stanley AIP GP LP serves as the Master Fund’s investment adviser (the “Investment Adviser”), and Morgan Stanley Investment Management Limited serves as the Master Fund’s investment sub-adviser (the “Sub-Adviser”). Except as otherwise specified, the Investment Adviser and Sub-Adviser together are referred to as the “Adviser.” The investment objective and principal investment strategies of the Fund, the Offshore Fund and the Master Fund, as well as the principal risks associated with the investment strategies of the Fund, the Offshore Fund and the Master Fund, are set forth in the prospectus. Certain additional investment information is set forth below.

3. The heading of the “Management of the Fund—Investment Advisory and Distribution Agreements” sub-section of the SAI is hereby replaced with the following:

Investment Advisory, Sub-Advisory and Distribution Agreements

4. The following is hereby added as the thirteenth sub-section of the “Management of the Fund” section of the SAI:

Approval of the Sub-Advisory Agreement

The Investment Adviser has entered into a sub-advisory agreement with Morgan Stanley Investment Management Limited. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Master Fund with investment advisory services subject to the overall supervision of the Investment Adviser and the Master Fund’s officers and Board of Trustees. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Master Fund.

A description of the factors considered by the Master Fund’s Board of Trustees in approving the Sub-Advisory Agreement will be set forth in the Master Fund’s semi-annual report to shareholders for the six months ending June 30, 2013.

5. Radha Thillainatesan’s name is hereby added to the list of Portfolio Managers in the second paragraph of the “Management of the Fund—Other Accounts Managed by the Portfolio Managers” sub-section.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.